UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. 1)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
DAYBREAK OIL AND GAS, INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

EXPLANATORY NOTE
     Daybreak Oil and Gas, Inc. is filing this Amendment No. 1 to its definitive proxy statement, originally filed with the Securities and Exchange Commission on May 27, 2008, for the purpose of amending and restating the information contained on the form of proxy card included therein. Due to an error, the form of proxy card originally filed did not include the names of the director nominees.
     Except for the error on the Proxy Card, no other changes have been made to the original proxy materials relating to the 2008 Annual Meeting.

DAYBREAK OIL AND GAS, INC. OFFERS YOU THREE WAYS TO VOTE YOUR PROXY Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week. TELEPHONE VOTING This INTERNET VOTING Visit VOTING BY MAIL Simply method is available the Internet voting complete sign and for residents of the web site at date your Proxy Card U.S. and Canada. On a http://proxy.georgeson and return it in the touch tone telephone, .com. Enter the postage-paid call TOLL FREE COMPANY NUMBER and envelope. If you are 1-800-786-8302. You CONTROL NUMBER shown delivering your proxy will be asked to below and follow the by telephone or the enter ONLY the instructions on your Internet, please do CONTROL NUMBER shown screen. Available not mail your proxy below. Have this until 5:00 p.m. card. proxy card ready, Eastern Time on June then follow the 25, 2008. prerecorded instructions. Available until 5:00 p.m. Eastern Time on June 25, 2008. COMPANY NUMBER CONTROL NUMBER TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE X Please mark votes as in this example. This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals (1) and (2). In addition, KAROL L. ADAMS and JAMES F. WESTMORELAND, as proxies, are authorized to vote in their discretion on any other matters that may properly come before the meeting. 1. Election of 2. Ratification and Directors; approval of Malone Nominees: Dale B. & Bailey, PC as our Lavigne Ronald D. independent public Lavigne Timothy R. accountants for the Lindsey James F. FOR (to vote for fiscal year ending Meara all nominees) ? WITHHOLD AUTHORITY ? *EXCEPTIONS ? February 28, 2009. FOR ? AGAINST ? ABSTAIN ?
(INSTRUCTIONS: To withhold authority to vote 3. In the discretion of the proxies, Karol L. Adams and for any individual nominee, mark the James F. Westmoreland, upon such other matters as may “Exceptions” box and write that nominee’s properly come before the meeting. To change your address, name in the space provided below.) please mark this box. To include any comments, please mark *Exceptions___this box. You are encouraged to specify your choices by marking the appropriate boxes above, but you do not need to mark any boxes if you wish to vote in accordance with our Board of Directors’ recommendations. The proxies cannot vote your shares unless you sign, date and return this card. Date___, 2008 Signature Signature, if held jointly — Note: Executors, administrators, trustees, etc., please give your full title. If a corporation, please sign full corporate name by duly authorized officer. Joint owners should each sign personally.